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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


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                       Date of Report: September 24, 1997
                        (Date of earliest event reported)


                       SALOMON SMITH BARNEY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-4346                22-1660266
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                   Identification Number)

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                              388 Greenwich Street
                            New York, New York 10013
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 816-6000
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                  Salomon Smith Barney Holdings Inc. hereby amends its Current
Report on Form 8-K originally filed with the Securities and Exchange Commission (the "Commission") on November 21, 1997 (the "Report"), as set forth in more detail below:

ITEM 5. OTHER EVENTS

                  The second paragraph of Item 5 of the Report is hereby amended to read in its entirety as follows:

                  "Smith Barney's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, which includes the unaudited condensed consolidated financial statements of Smith Barney and its subsidiaries as of September 30, 1997 and for the nine-month periods ended September 30, 1997 and 1996, is being filed as Exhibit 99.02 to this Form 8-K and is incorporated by reference herein."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  Item 7 of the Report is hereby amended by deleting in its entirety Exhibit 99.01 to the Report and by deleting any and all references to such exhibit in Item 7.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 1, 1997


                                             Salomon Smith Barney Holdings Inc.


                                             By: /s/  Robert H. Mundheim
                                                --------------------------------
                                          Name:  Robert H. Mundheim
                                          Title: General Counsel